SECOND AMENDMENT TO
                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT

          THIS SECOND AMENDMENT (this "SECOND AMENDMENT") TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT, as amended, is entered into as of this 28th day of January, 1999, by and between MICROAGE, INC., a Delaware corporation (the "COMPANY"), and Christopher J. Koziol ("EXECUTIVE").

                                    RECITALS:

          WHEREAS, the Company and Executive entered into an Amended and Restated Employment Agreement, dated as of November 4, 1996, as amended by the First Amendment to Amended and Restated Employment Agreement, dated as of April 1, 1998 (the "EMPLOYMENT AGREEMENT"); and

          WHEREAS, the Company and Executive desire to amend the Employment Agreement;

          NOW, THEREFORE, in consideration of the premises, and for other valuable consideration, the sufficiency of which is hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

                                   AGREEMENT:

     SECTION 1. AMENDMENTS TO EMPLOYMENT AGREEMENT.

          A. The first sentence of Section 1.2 of the Employment Agreement is hereby amended in its entirety to read as follows:

               "(a) Executive shall serve as Executive Vice President - Sales of the Company (or in a capacity and with a title of at least substantially equivalent quality)."

          B. Section 2.2 of the Employment Agreement is hereby amended in its entirety to read as follows:

          2.2 BONUS PAYMENT.

               "(a) During the period of Executive's employment under this Agreement, the Company shall pay to Executive annually a fixed cash bonus equal to $4,018 and, in addition, such amount as may be necessary, after payment by the Executive of all taxes, including, without limitation, any federal or state income taxes, on such fixed cash bonus payment, so that Executive shall have remaining, on a grossed-up basis, the amount of $4,018 (the "ANNUAL FIXED CASH BONUS").

               (b) The Board or a committee thereof will establish in each fiscal year during the term hereof an executive bonus plan that provides for incentive compensation to Executive. Any bonus under any such plan is referred to herein as the "ANNUAL INCENTIVE BONUS".

          C. Section 4.2(e) of the Employment Agreement is hereby amended in its entirety to read as follows:
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               "(e) pay  Executive  any  Annual  Fixed Cash Bonus and any Annual
Incentive Bonus with respect to a prior fiscal year which has accrued but has not been paid (together, such bonus payments are referred to herein as the "ACCRUED ANNUAL BONUS PAYMENTS");"

          D. Section 4.3(e) of the Employment Agreement is hereby amended in its entirety to read as follows:

               "(e) pay Executive the Accrued Annual Bonus Payments;"

     SECTION 2. EFFECTIVENESS.

          This Second Amendment will become effective as of January 28, 1999.

     SECTION 3. MISCELLANEOUS.

          A. Full Force and Effect.

          Except as expressly provided in this Second Amendment, the Employment Agreement will remain unchanged and in full force and effect.

          B. Counterparts.

          This Second Amendment may be executed in any number of counterparts, all of which taken together will constitute one and the same instrument, and any of the parties hereto may execute this Second Amendment by signing any such counterpart.

          C. Arizona Law.

          It is the intention of the parties that the laws of Arizona will govern the validity of this Second Amendment, the construction of its terms, and the interpretation of the rights and duties of the parties.

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          IN WITNESS  WHEREOF,  the  parties  hereto have  executed  this Second
Amendment as of the date first above written.

                                        Company:

                                        MICROAGE, INC., a Delaware corporation


                                        By: /s/ Jeffrey D. McKeever
                                            ------------------------------------
                                            Jeffrey D. McKeever
                                            Chairman of the Board and
                                            Chief Executive Officer

                                        Executive:


                                        /s/ Christopher J. Koziol
                                        ----------------------------------------
                                        Christopher J. Koziol

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